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                               [MOSHE HARPAZ LOGO]


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the registration statement on Form S-3 (file #333-38010) filed on May 30, 2000 as to the use of our report dated March 12, 2000 with respect to the consolidated financial statements of Multimedia K.I.D., Inc. included in the Form 10-KSB as filed with the Securities and Exchange Commission.



Tel-Aviv, Isreal

September 28, 2000


                                             Moshe Harpaz
                                             /s/ Moshe Harpaz
                                             Certified Public Accountants (Isr.)